SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) - October 9, 2002



                                 PALADYNE CORP.
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             (Exact name of registrant as specified in its charter)


              Delaware                     0-22969                59-3562953
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
    of Incorporation)                                        Identification No.)

         1650A Gum Branch Road, Jacksonville, NC                     28540
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         (Address of principal executive offices)                  (zip code)


       Registrant's telephone number, including area code   -   (888) 773-3501


                                       N/A
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          (Former Name or Former Address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On October 9, 2002, Paladyne Corp. ("Paladyne") and its subsidiary, e-commerce support centers, inc. (ecom) announced that they had entered into a Letter of Intent with Market Central, Inc. (Market Central), an entity controlled by Atlanta-based investors William A. Goldstein and Glen H. Hammer. The Letter of Intent provides, subject to the conditions therein, that Market Central would purchase newly issued shares of Paladyne Common Stock in an amount sufficient to give it a 70% equity interest in Paladyne. The purchase price for the shares would be payable in a combination of cash, cancellation of loans from Market Central to Paladyne and cancellation of third party indebtedness which would be purchased by Paladyne. In addition, Market Central would, upon completion of the definitive stock purchase agreement, use its reasonable efforts to put in place an asset based receivable financing facility to fund the working capital requirements of Paladyne. The conditions to the Market Central transaction include approval by Paladyne stockholders.

         To date, Market Central has provided loaned $250,000 to Paladyne, secured by the assets of Paladyne and ecom, that is repayable, together with interest, on November 27, 2002. The parties are in the process of negotiating a definitive stock purchase agreement.

         For more information, reference is made to the press release attached as Exhibit 99.1 hereto, and the other exhibits filed with this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  10.1 - Letter of Intent from Market Central, Inc. to
                         Paladyne Corp.

                  10.2 - First Amendment to Letter of Intent from Market
                         Central, Inc. to Paladyne Corp.

                  10.3 - Loan and Security Agreement by and among Paladyne
                         Corp., e-commerce support centers, inc., and Market Central, Inc.

                  10.4 - Revolving Note from Paladyne Corp. and e-commerce
                         support centers, inc. to Market Central, Inc., dated August 29, 2002.

                  99.1 - Press Release, dated October 9, 2002, regarding
                         Paladyne's entry into a Letter of Intent for sale of controlling interest to Market Central.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PALADYNE CORP.
                                             --------------
                                              (Registrant)


Dated: October 22, 2002                      By:  /s/Terrence J. Leifheit
                                                --------------------------------
                                                Terrence J. Leifheit, Chairman
                                                and CEO


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